UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 5, 2024
_____________________
KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877- 710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Romil Bahl
President and Chief Executive Officer
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877-710-5673

(Name, address, including zip code, and telephone number, including area code, of agent for service)
_____________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Form 8-K filed by KORE Group Holdings, Inc. (the “Company”) on April 11, 2024 (the “Original 8-K”) in connection with the Company’s announcement of financial results for the quarter and year ended December 31, 2023. The Company is furnishing this Form 8-K/A to attach a corrected version of the press release and to replace the disclosure contained in Item 2.02 to refer to a corrected version of the press release. No other changes to the Original 8-K have been made.

Item 2.02.     Results of Operations and Financial Condition.

On April 12, 2024, the Company issued a press release disclosing its financial results for the quarter and year ended December 31, 2023. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release corrected and replaced information that was contained in the Company press release issued on April 11, 2024. The press release attached hereto as Exhibit 99.1 reflects a correction to a clerical error in a table reporting Adjusted EBITDA for the quarter ended December 31, 2023, and a correction to a clerical error in a table noting previously reported revenue for fiscal year 2022. There are no other changes to the previously reported information.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated April 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: April 12, 2024	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer & Secretary